Exhibit 10-b

		AMENDMENT NO. 3 TO CREDIT AGREEMENT

     This Amendment No. 3 (this "Amendment") dated as of March 9, 2001 is among KLT Inc. (the "Borrower"), the undersigned Lenders and Bank One, NA, as agent for the Lenders (in such capacity, the "Agent").

			W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 30, 2000 (as previously amended, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in certain respects more fully described below;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Effective upon the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows:

	(a) Section 6.11 is amended by adding the following clause (xi):

		(xi) Indebtedness of DTI and its Subsidiaries to Cisco Systems Capital Corporation pursuant to one or more Capitalized Leases, not to exceed $70,000,000 in the aggregate.

	(b) Section 6.19 is amended by deleting the parenthetical phrase therein and substituting the following therefor: "(other than (i) Indebtedness of DTI and its Subsidiaries described in Section 6.11(xi) or incurred under the DTI Notes, the Exchange Notes or the Working Capital Facility, provided that neither the Borrower nor any of its Subsidiaries, other than DTI and its Subsidiaries, shall have any obligations (contingent or otherwise) with respect to such Indebtedness, (ii) KLT Investments Debt and (iii) Non-Recourse
	    Debt)".

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	(c) Section 6.23 is amended by deleting the parenthetical phrase
	    therein and substituting the following therefor: "(other than (i) Indebtedness of DTI and its Subsidiaries described in Section 6.11(xi) or incurred under the DTI Notes, the Exchange Notes or the Working Capital Facility, provided that neither the Borrower nor any of its Subsidiaries, other than DTI and its Subsidiaries, shall have any obligations (contingent or otherwise) with respect to such Indebtedness, (ii) KLT Investment Debt and (iii) Non-Recourse Debt)".

     SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that:

	(a) The representations and warranties set forth in Article V of the Credit Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof.

	(b) No Default or Unmatured Default exists on the date hereof.

     SECTION 4 EFFECTIVE DATE. This Amendment shall become effective as of the date first written above upon receipt by the Agent of each of the following counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

     SECTION 5 RATIFICATION. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     SECTION 6 REFERENCES TO CREDIT AGREEMENT. From and after the effective date hereof, each reference in the Credit Agreement to "this Agreement", "hereof" or "hereunder" or words of like import, and all references to the Credit Agreement in any and all other agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as amended by this Amendment.

     SECTION 7 COSTS AND EXPENSES. The Borrower agrees to pay all costs, fees and out-of-pocket expenses (including attorneys' fees and charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

     SECTION 8 CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     SECTION 9 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Borrower, the undersigned Lenders and the
Agent have executed this Amendment as of the date first above written.


				KLT INC.
				By:     /s/Frank R. Clark
				Name:   Frank R. Clark
				Title:  VP-CFO


				BANK ONE, NA, individually and as Agent
				By:     /s/Mary Lu D. Cramer
				Name:   Mary Lu D. Cramer
				Title:  Vice President


				ABN AMRO BANK N.V.
				By:     /s/Kris A. Grosshans
				Name:   Kris A. Grosshans
				Title:  Senior Vice President

				By:     /s/Jeffrey Dodd
				Name:   Jeffrey Dodd
				Title:  Group Vice President

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				WESTDEUTSCHE LANDESBANK
				GIROZENTRALE, NEW YORK BRANCH
				By:     /s/Duncan M. Robertson
				Name:   Duncan M. Robertson
				Title:  Director

				By:     /s/Monika K. Kimp
				Name:   Monika K. Kimp
				Title:  Manager

				COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK
				AND GRAND CAYMAN BRANCHES
				By:
				Name:
				Title:

				By:
				Name:
				Title:

				THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
				BRANCH
				By:     /s/Nobuyasu Fukatsu
				Name:   Nobuyasu Fukatsu
				Title:  General Manager

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